Exhibit 10.57

INSTRUMENT OF TRANSFER

NAME OF COMPANY:	Pypo Digital Company Limited (incorporated in the Cayman Islands with limited liability)

I/We, the Transferor,	China Bright Group Co. Limited
of:	48th Floor, Bank of China Tower,
1 Garden Road, Central, Hong Kong.

in consideration of:	the issue and allotment of 4,900 shares with a par value of US$1.00 each in the capital of Capital Ally Investments Limited, credited as fully paid, to GM Investment Company Limited

do hereby transfer to Transferee:	Capital Ally Investments Limited
Occupation/Description:	Corporation
of:	P.O. Box 957, Offshore Incorporations Centre,
Road Town, Tortola, British Virgin Islands.

(the “Transferee”) do hereby transfer to the Transferee the 91,350,000 Shares of par value of US$0.0001 each, standing in my/our name in the Register of the above company to hold unto the Transferee, his executors, administrators or assigns, subject to the several conditions upon which I/we hold the same at the time of execution hereof.

I/We, the Transferee, do hereby agree to take the said Share(s) subject to the same conditions.

Dated:-28 December 2007

Witness to signature of Transferor

Name:

Address:

/s/ KAM Yuen
Signature of Witness	Signature of Transferor for and on behalf of China Bright Group Co. Limited
Witness to signature of Transferee

Name:

Address:

/s/ KAM Yuen
Signature of Witness	Signature of transferee for and on behalf of Capital Ally Investments Limited